UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 6, 2007
PlanetOut Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50879	94-3391368

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1355 Sansome Street, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 834-6500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     PlanetOut Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of recasting certain of its historical business and financial information to reflect its new segment reporting structure, which the Company adopted effective January 1, 2007 as a result of integration and strategic realignment of its various businesses. The Company’s segments are as follows: Online; Publishing; and Travel and Events. The segment reporting is in accordance with the provisions of Statement of Financial Accounting Standard No. 131, Disclosures about Segments of an Enterprise and Related Information, and reflects the manner in which the Company is currently managing its businesses. The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007 reflected the above segment information with respect to the applicable interim periods, and this Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 to reflect the segment reporting:
     Form 10-K:
Part I, Item 1. Business
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data (revisions to notes 2, 4 and 16)
     All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the segment reporting structure and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after the date of the report. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (except for the items updated herein).
     The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	From PlanetOut Inc. Annual Report on Form 10-K for the year ended December 31, 2006: “Part I - Item 1. Business,” revised only to reflect change in reportable segments.

99.2	From PlanetOut Inc. Annual Report on Form 10-K for the year ended December 31, 2006: “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” revised only to reflect change in reportable segments.

99.3	From PlanetOut Inc. Annual Report on Form 10-K for the year ended December 31, 2006: “Part II - Item 8. Financial Statements and Supplementary Data (revisions to notes 2, 4 and 16),” revised only to reflect the change in reportable segments.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: August 6, 2007	By:	/s/ Karen Magee
Karen Magee
Chief Executive Officer